SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A




                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AMENDMENT NO. 3


           Date of amendment:          September 20, 1995

           Commission File Number:     0-13406




                          The CHALONE Wine Group, Ltd.

             (Exact name of Registrant as specified in its charter)



             California                             94-1696731
     (State or other jurisdiction of
      incorporation or organization)    (I.R.S. Employer Identification No.)

          621 Airpark Road
          Napa, California                             94558
(Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code: 707-254-4200

                           The CHALONE Wine Group, Ltd

The undersigned registrant hereby amends its Current Report on Form 8-K dated May 9, 1995, by restatement and supplementation of Item 7 thereof, Financial Statements and Exhibits, as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements.
         --------------------
         Financial statements of Societe Civile De Duhart-Milon-Rothschild, pertaining to the registrant's acquisition of a 23.5% interest therein, and pro forma financial information for The Chalone Wine Group, Ltd., showing the pro forma effects of such an acquisition, are submitted herewith, as shown in Item 7(c), following.
     (c) Exhibits.
         --------
         1.  "Summary of Terms," dated April 26, 1995. *
         2.  Press release, dated April 27, 1995. *
         3.  Financial statements of Societe Civile De Duhart-Milon-Rothschild:
              a.  Balance Sheets at December 31, 1994 and 1993
              b. Statements of Income and Retained Earnings for 12 months ended December 31, 1994, 1993 and 1992
              c. Statements of Cash Flows for 12 months ended December 31, 1994, 1993 and 1992
              d.  Notes to Financial Statements
              e.  Independent Auditors' Report
              f.  Balance Sheets at March 31, 1995 and 1994 (unaudited)
              g. Statements of Income and Retained Earnings for 3 months ended June 30, 1995 and 1994 (unaudited) h. Statements of Cash Flows for 3 months ended June 30, 1995 and 1994 (unaudited)
         4.  Pro Forma Financial Statements for The Chalone Wine Group, Ltd.:
              a.  Income  Statement for the 12 Months Ended December  31,1994
              b.  Balance  Sheet at June 30, 1995
              c.  Income  Statement  for the 3 Months Ended June 30,1995
              d.  Note to Pro Forma Financial Statements (Unaudited)


                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant, has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   The CHALONE Wine Group, Ltd.


Dated:  September 20, 1995         By       /s/ William L. Hamilton
                                          ---------------------------
                                          William L. Hamilton
                                          Executive Vice President
                                          and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


   Exhibit                                                      Sequentially
   Number                    Exhibit Description                Numbered Page
   ------                    -------------------                -------------

     1.    "Summary of Terms," dated April 26, 1995                   *

     2.    Press release, dated April 27, 1995.                       *

     3.    Financial statements of Societe Civile
           De Duhart-Milon-Rothschild:
     3.a.  Balance Sheets at December 31, 1994 and 1993               4
     3.b.     Statements of Income and Retained Earnings
              for 12 months ended December 31, 1994,
              1993 and 1992                                           5
     3.c.     Statements of Cash Flows for 12 months ended
              December 31, 1994, 1993 and 1992                        6
     3.d.  Notes to Financial Statements                              7
     3.e.     Independent Auditors' Report                            9
     3.f.     Balance Sheets at June 30, 1995 and 1994               10
     3.g.  Statements of Income and Retained Earnings
           for 3 months ended June 30, 1995 and 1994                 11
     3.h.  Statements of Cash Flows for 3 months ended
           June 30, 1995 and 1994                                    12


     4.    Pro Forma Financial Statements for The Chalone
           Wine Group, Ltd.:
     4 a.     Income Statement for the 12 Months
              Ended December 31,1994                                 13
     4 b.     Balance Sheet at June 30, 1995                         14
     4 c.     Income Statement for the 3 Months Ended June 30,1995   15
     4 d.     Note to Pro Forma Financial Statements (Unaudited)     16






-----------------------
* Exhibits 1 and 2 incorporated by reference to the same-numbered Exhibits to the registrant's Current Report on Form 8-K dated May 9, 1995, filed May 10, 1995.

                    SOCIETE CIVILE DE DUHART-MILON-ROTHSCHILD

                                 BALANCE SHEETS

                   (All amounts in thousands of French Francs)


                                                                                                   December 31
                                                                                   --------------------------------------
                                                                                         1994                 1993
                                                                                   ------------------   -----------------
ASSETS

Cash                                                                               FF           106     FF            23
Accounts receivable less allowance
   for doubtful accounts of FF 0 - 1994 and FF 85 - 1993                                        902                  599
Inventories:
         Bulk and bottled                                                                    16,378               15,043
         Wine production supplies                                                             2,410                1,886
Other current assets                                                                            342                  258
                                                                                   ------------------   ----------------
Total current assets                                                                         20,138               17,809
Property, plant and equipment - net                                                          13,004               13,660
                                                                                   ------------------   ----------------
TOTAL ASSETS                                                                       FF        33,142     FF        31,469
                                                                                   ==================   ================


LIABILITIES AND SHAREHOLDER'S EQUITY

Bank borrowings                                                                     FF           87      FF          257
Accounts payable                                                                              1,602                1,071
Customer deposits                                                                             1,570                   94
Social charges and taxes, other than income                                                   1,542                1,146
Other current liabilities                                                                       217                  824
Intercompany accounts:
         Interest bearing                                                                    14,199               15,100
         Non-interest bearing                                                                 1,061                  424
                                                                                   ------------------   ----------------
Total current liabilities                                                                    20,278               18,916
Stated value of common equity parts                                                              10                   10
Retained earnings                                                                            12,854               12,543
                                                                                   ------------------   ----------------
Total shareholder's equity                                                                   12,864               12,553
                                                                                   ------------------   ----------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                         FF        33,142     FF        31,469
                                                                                   ==================   ================


        The accompanying notes are an integral part of these statements.

                    SOCIETE CIVILE DE DUHART-MILON-ROTHSCHILD
                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                   (All amounts in thousands of French Francs)

                                                                                         Year ended December 31
                                                                         -------------------------------------------------
                                                                              1994              1993              1992
                                                                         ---------------  ----------------  --------------
Wine sales to unrelated parties                                          FF       7,332   FF        2,652   FF      13,473
Intercompany wine sales                                                           7,406             9,379            5,381
                                                                         ---------------  ----------------  ---------------
     TOTAL SALES                                                                 14,738            12,031           18,854

Cost of sales                                                                   (10,003)           (9,144)          (9,874)
                                                                         ---------------  ----------------  ---------------
     GROSS PROFIT                                                                 4,735             2,887            8,980

Selling, general and administrative expenses                                     (1,267)             (888)          (1,411)
                                                                         ---------------  ----------------  ---------------
     OPERATING INCOME                                                             3,468             1,999            7,569

Interest expense:
     Bank loans                                                                      (5)              (41)             (77)
     Intercompany                                                                  (988)             (824)            (174)
Other income                                                                        592               375              442
                                                                         ---------------  ----------------  ---------------
     NET EARNINGS                                                                 3,067             1,509            7,760

Retained earnings, beginning of year                                             12,543            16,899           12,229
Less: Dividends                                                                  (2,756)           (5,865)          (3,090)
                                                                         ---------------  ----------------  ---------------
RETAINED EARNINGS, END OF YEAR                                           FF      12,854   FF       12,543   FF      16,899
                                                                         ===============  ================  ===============



        The accompanying notes are an integral part of these statements.

                                       5

                    SOCIETE CIVILE DE DUHART-MILON-ROTHSCHILD

                            STATEMENTS OF CASH FLOWS

                   (All amounts in thousands of French Francs)

                                                                                      Year ended December 31
                                                                         --------------------------------------------------
                                                                              1994              1993             1992
                                                                         ---------------  ----------------  ---------------
SOURCE (USE) OF CASH

Cash flows from operating activities:
     Net earnings                                                         FF      3,067    FF       1,509    FF      7,760
     Non cash transactions included in earnings:
         Depreciation                                                             2,215             1,970            1,915
         Other                                                                     (292)               82              (12)
     Change in:
         Accounts receivable                                                       (218)             (284)             151
         Inventories                                                             (1,859)           (1,933)          (2,618)
         Other current assets                                                       (84)               67             (114)
         Accounts payable                                                           531                27              104
         Customer deposits                                                        1,476              (145)          (3,799)
         Social charges and taxes, other than income                                396              (209)              80
         Other current liabilities                                                 (607)              370              207
                                                                         ---------------  ----------------  ---------------
              NET CASH PROVIDED BY OPERATING ACTIVITIES                           4,625             1,454            3,674
                                                                         ---------------  ----------------  ---------------
Cash flows from investing activities:
     Capital expenditures                                                        (1,831)           (1,712)          (1,832)
     Proceeds from sale of assets                                                   479               519              423
                                                                         ---------------  ----------------  ---------------
         NET CASH USED IN INVESTING ACTIVITIES                                   (1,352)           (1,193)          (1,409)
                                                                         ---------------  ----------------  ---------------
Cash flows from financing activities:
     Bank borrowings (repayments)                                                  (170)             (401)            (389)
     Change in intercompany accounts                                               (264)            5,974            1,059
     Dividends paid to shareholder                                               (2,756)           (5,865)          (3,090)
                                                                         ---------------  ----------------  ---------------
         NET CASH (USED IN) FINANCING ACTIVITIES                                 (3,190)             (292)          (2,420)
                                                                         ---------------  ----------------  ---------------
Net increase (decrease) in cash                                                      83               (31)            (155)
     Cash at beginning of year                                                       23                54              209
                                                                         ---------------  ----------------  ---------------
     CASH AT END OF YEAR                                                   FF       106      FF        23     FF        54
                                                                         ===============  ================  ===============
Other cash flow information:
     Interest paid                                                         FF     1,016      FF       675     FF       282
                                                                         ===============  ================  ===============


        The accompanying notes are an integral part of these statements.

                   SOCIETE CIVILE DE DUHART-MILON-ROTHSCHILD

                          NOTES TO FINANCIAL STATEMENTS
                  Years ended December 31, 1994, 1993 and 1992

                   (All amounts in thousands of French Francs)


NOTE A - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. Societe Civile de Duhart-Milon-Rothschild (The Company) is organised under the laws of the Republic of France and was a subsidiary of Domaines Barons de Rothschild S.A. (DBR), a company incorporated under the laws of the Republic of France, during the periods included in the accompanying financial statements. These financial statements are prepared using United
States generally accepted accounting principles. The company operated on dependent basis with other operations of DBR, and all costs of its operations, or sources of revenue, may not be measured in the accompanying financial statements. Interest charges are provided on intercompany accounts with DBR.

Inventories. Inventories are stated at the lower of cost or market. Cost for bulk and bottled wines is determined on an accumulated weighted average basis and includes farming and harvesting costs, winery, and bottling costs. Farming and related costs are deferred as growing crops and are recognized when the related crop is harvested. Wine production supplies are stated at FIFO (first-in, first-out) cost. All bulk and bottled wine inventories are classified as current assets in accordance with recognized industry practice, although a portion of such inventories will be aged for periods longer than one year.

Property, Plant and Equipment. Property, plant and equipment are stated at cost. Depreciation is calculated over the estimated useful life of the asset. Buildings are depreciated over 20 to 40 years, building improvements over 10 years, and producing vines over 25 to 33 years, primarily using the straight-line method. Barrels and other equipment are depreciated over 2 to 10 years, primarily using accelerated methods.

Revenue Recognition. Revenues are recognised either when the customer accepts delivery of the wines or when the customer fully pays for the wines, whichever occurs first. In accordance with industry practices, customers often will leave their merchandise on the winery premises, perhaps for many years, prior to accepting delivery. In such circumstances it is the Company's practice not to charge storage fees to its customers. Partial payments by customers for wine purchases prior to bottling and shipment are recorded as deposits and are shown as current liabilities.

Income Taxes. The Company, as a Societe Civile under French law, has the status of a pass-through entity whose profits are taxable to its owner(s). Accordingly, no income taxes have been provided in the accompanying financial statements.

Concentration of Credit Risk. The Company sells the majority of its products to long-time customers, predominantly in France, many of whom place substantial advance deposits on the product. The Company maintains reserves for potential credit losses and such losses have been within management's expectations.


NOTE B - RELATED PARTY TRANSACTIONS

The Company often sells its wine through a centralized sales staff which is part of another DBR operating business. Such wine may be sold to independent third parties or to other operations of DBR. Intercompany sales to other DBR operations were FF 7,406, FF 9,379, and FF 5,381, in the years ended December 31, 1994, 1993, and 1992, respectively, which generated gross profit related to the intercompany sales of approximately FF 4,800, FF 6,100, and FF 3,500, respectively.

The Company obtains certain technical and administrative services, including certain sales activities discussed above, from other DBR operating business. Intercompany expense changes (classified as selling, general and administrative expenses) for such services were FF 1,267, FF 888 and FF 1,411 in the years ended December 31, 1994, 1993 and 1992 respectively.

The Company purchases the barrels used to store and age its wine from another DBR business. Such barrels are capitalized and depreciated (as a cost of sales) over their useful life of three years. Such depreciation expense was FF 1,197, FF 804, and FF 789, in the years ended December 31, 1994, 1993 and 1992, respectively. Capital expenditures for barrels were FF 340, FF 937 and FF 960 during the years ended December 31, 1994, 1993 and 1992, respectively.

The Company has interest-bearing intercompany borrowings from DBR which are classified as current liabilities. Such intercompany borrowings were FF 14,199 (at 7%) and FF 15,100 (at 6%) at December 31, 1994 and 1993, respectively. Such interest rates are established by DBR so as not to exceed rates permitted under French fiscal (tax) requirements. Intercompany interest expense was FF 988, FF 824 and FF 174 in the years ended December 31, 1994, 1993 and 1992, respectively. Additionally, at December 31, 1994 and 1993, a DBR subsidiary had provided non-interest-bearing advances of FF 1,408 and FF 556, respectively, related to future purchases of wine, consistant with other third party transactions.

As a component part of a dependent group of business within DBR, the Company from time-to-time shares its personnel and assets (such as transportation equipment or farming machinery) with other DBR operations, and also receives the use of personnel and assets from other such operations. Accordingly, these financial statements may not reflect the costs and expenses which would be recorded if the Company were operated on a stand-alone basis, althoght managment believes the substance of the recorded amounts reflect a reasonable determination of shared transactions related to the Company.


NOTE C - PROPERTY, PLANT AND EQUIPMENT

                                                        December 31
                                           -------------------------------------
                                                 1994                 1993
                                           -------------------------------------
Land                                       FF        1,440      FF        1,402
Buildings and buildings improvements                 9,006                9,301
Producing and immature vines                         5,578                5,319
Barrels                                              3,928                5,048
Other equipment                                      6,324                5,225
                                           ------------------   ----------------
                                                    26,276               26,295
Less:  accumulated depreciation                    (13,272)             (12,635)
                                           ------------------   ----------------
                                           FF       13,004      FF       13,660
                                           ==================   ================

NOTE D - SIGNIFICANT CUSTOMER

In addition to intercompany sales, the sales to one customer aggregated 14% and 10% of total sales in the years ended December 31, 1994 and 1993, respectively.


NOTE E - SUBSEQUENT EVENTS

After December 31, 1994, the Company's parent, DBR, entered into an understanding with The Chalone Wine Group, Ltd. (Chalone) whereby Chalone will contribute certain assets to the Company in exchange for a 23.5% interest in the Company.

INDEPENDENT AUDITORS' REPORT



To the Board of Directors
SOCIETE CIVILE DE
DUHART-MILON-ROTHSCHILD



We  have  audited  the   accompanying   balance  sheets  of  SOCIeTe  CIVILE  DE
DUHART-MILON-ROTHSCHILD (the Company) (a subsidiary of Domaines Barons de Rothschild S.A.) as of December 31, 1994 and 1993, and the related statements of income and retained earnings, and cash flows for each of the three years in the period ended December 31, 1994 (all expressed in French Francs). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles in the United States of America.

As discussed in Notes A and B to the financial statements, the Company is operated on a dependent basis with other operations of its parent company, and accordingly, the Company has significant transactions with related parties.

Deloitte Touche Tohmatsu


/s/  Jean-Paul Picard
     Jean-Paul Picard

Neuilly-sur-Seine, France
July 13, 1995

                    SOCIETE CIVILE DE DUHART-MILON-ROTHSCHILD

                                 BALANCE SHEETS

                   (All amounts in thousands of French Francs)
                                                                                                     June 30
                                                                                   -------------------------------------
                                                                                         1995                 1994
                                                                                   ------------------   ----------------
ASSETS

Cash                                                                                FF           73      FF          204
Accounts receivable                                                                           2,393                2,038
Inventories:
         Bulk and bottled wine                                                               12,970               13,383
         Wine production supplies                                                             3,431                3,139
Other current assets                                                                            421                  623
                                                                                   ------------------   ----------------
TOTAL CURRENT ASSETS                                                                         19,287               19,388

Property, plant and equipment - net                                                          12,938               13,386
                                                                                   ------------------   ----------------
TOTAL ASSETS                                                                       FF        32,225     FF        32,774
                                                                                   ==================   ================

LIABILITIES AND SHAREHOLDER'S EQUITY

Bank borrowings                                                                     FF            -      FF          374
Accounts payable                                                                              1,875                2,387
Customer deposits                                                                                45                    -
Social charges and taxes, other than income                                                   1,045                1,242
Other current liabilities                                                                        73                    2
Intercompany accounts:
         Interest bearing                                                                    15,712               17,428
         Non-interest bearing                                                                     -                    -

TOTAL CURRENT LIABILITIES                                                                    18,750               21,433

Stated value of common equity parts                                                              10                   10
Retained earnings                                                                            13,465               11,331
                                                                                   ------------------   ----------------
TOTAL SHAREHOLDER'S EQUITY                                                                   13,475               11,341
                                                                                   ------------------   ----------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                         FF        32,225      FF       32,774
                                                                                   ===================== ===============


        The accompanying notes are an integral part of these statements.


                    SOCIETE CIVILE DE DUHART-MILON-ROTHSCHILD

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                   (All amounts in thousands of French Francs)
                                                                                                    June 30,
                                                                                   --------------------------------------
                                                                                         1995                 1994
                                                                                   --------------------------------------
Wine sales to unrelated parties                                                     FF        6,449      FF        3,979
Intercompany wine sales                                                                       6,974                4,817
                                                                                   ------------------   -----------------
   TOTAL SALES                                                                               13,423                8,796

Cost of sales                                                                                (8,376)              (6,195)
                                                                                   ------------------   -----------------
     GROSS PROFIT                                                                             5,047                2,601

Selling, general and administrative expenses                                                   (791)                (648)
                                                                                   ------------------   -----------------
     OPERATING INCOME                                                                         4,256                1,953

Interest expense:
Bank loans                                                                                        0                   (4)
Intercompany                                                                                   (365)                (459)
Other income                                                                                    119                   54
                                                                                   ------------------   -----------------
     NET EARNINGS                                                                             4,010                1,544

Retained earnings, beginning of year                                                         12,854               12,543
Less: Dividends                                                                              (3,399)              (2,756)
                                                                                   ------------------   -----------------
RETAINED EARNINGS, END OF YEAR                                                     FF        13,465     FF        11,331
                                                                                   ==================   =================




        The accompanying notes are an integral part of these statements.

                    SOCIETE CIVILE DE DUHART-MILON-ROTHSCHILD

                            STATEMENTS OF CASH FLOWS

                   (All amounts in thousands of French Francs)
                                                                                                    June 30,
                                                                                   --------------------------------------
                                                                                           1995                 1994
                                                                                   ------------------   -----------------
SOURCE (USE) OF CASH

Cash flows from operating activities:
     Net earnings                                                                   FF        4,010      FF        1,544
Other                                                                                        (3,349)              (2,608)
                                                                                   ------------------   -----------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                       661               (1,064)
NET CASH USED IN INVESTING ACTIVITIES                                                        (1,059)                (776)
NET CASH USED IN FINANCING ACTIVITIES                                                           365                2,021
                                                                                   ------------------   -----------------
NET INCREASE (DECREASE) IN CASH                                                                 (33)                 181

Cash at beginning of year                                                                       106                   23
                                                                                   ------------------   -----------------
CASH AT END OF PERIOD                                                                            73                  204

Interest paid                                                                                   365                  463



        The accompanying notes are an integral part of these statements.


                          THE CHALONE WINE GROUP, LTD.
                                  BALANCE SHEET
                                  -------------
                                 (in thousands)
                                                                            Pro Forma           Pro Forma
                                                     June 30, 1995         Adjustments        June 30,1995
                                                  ===========================================================
Inventories                                        $       27,030                    -     $       27,030
Other current assets                                        6,367                                   6,367
                                                  -------------------                      ------------------
   TOTAL CURRENT ASSETS                                    33,397                                  33,397

DBR investment                                             12,524       $   (12,524)(1)                 -
Duhart-Milon investment                                         -            12,524 (1)            12,524
Property, plant and equipment - net                        20,284                                  20,284
Other assets                                                4,689              (118)(2)             4,571
                                                  -------------------                      ------------------
    TOTAL ASSETS                                   $       70,894                          $       70,776
                                                  ===================                      ==================
Bank lines of credit                               $       13,335            (5,000)(3)    $        8,335
Income taxes payable
Other current liabilities                                   2,944                                   2,944
                                                  -------------------                      ------------------
    TOTAL CURRENT LIABILITIES                              16,279                                  11,279

Long term debt less current maturities                      5,512                                   5,512
Convertible subordinated debentures                        20,884           (12,384)(4)             8,500
Other liabilities                                           4,176                                   4,176
Common stock                                               24,509            12,384 (4)            41,775
                                                                              5,000 (3)
                                                                               (118)(2)
Shareholder deficit                                          (466)                                   (466)
                                                  -------------------                      ------------------
    TOTAL SHAREHOLDERS' EQUITY                             24,043                                  41,309
                                                  -------------------                      ------------------
    TOTAL LIABILITIES & EQUITY                     $       70,894                           $      70,776
                                                  ===================                      ==================
Shareholders' equity  per common share             $         4.84                           $        5.46
                                                  ===================                      ==================

--------------------------------------
(1) To eliminate 14,054 shares of DBR held by the Company and set up Duhart-Milon investment.
(2) To write off unamortized balance of capitalized debenture costs on converted debentures against common stock.
(3) To issue 416,667 shares of common stock at $6.00/share to each of DBR and Summus and reduce bank lines of credit using proceeds from issuance of common stock.
(4) To eliminate debentures held by DBR converted to common stock at $7.00/share and issue 1,769,143 shares of common stock at $7.00/share for the DBR debentures converted.



        The accompanying notes are an integral part of these statements.


                          THE CHALONE WINE GROUP, LTD.
                          ----------------------------
                                INCOME STATEMENT
                                ----------------
                      (in thousands, except per share data)


                                                      12 Months Ending                            Pro Forma
                                                         December 31,        Pro Forma           December 31,
                                                            1994            Adjustments              1994
                                                   ============================================================
Wine sales                                          $      21,132                              $    21,132
Cost of sales                                              13,628                                   13,628
                                                   ------------------------------------------------------------
  Gross Profit                                              7,504                                    7,504
SG&A expenses                                               4,633             (29)(1)                4,605
                                                   ------------------------------------------------------------
  Operating Income                                          2,870                                    2,899
Interest, net                                              (2,753)            400 (2)               (1,734)
                                                                              619 (3)
Other, net                                                    192             (63)(4)                  128
                                                   ------------------------------------------------------------
  Total Other                                              (2,561)                                  (1,605)
Earnings of equity interest                                                   282 (5)                  282
Minority interest                                            (188)                                    (188)
                                                   ------------------------------------------------------------
  Earnings before tax                                         121                                    1,388
Income taxes                                                  101             513 (6)                  614
                                                   ============================================================
Net Earnings                                        $          20         $   754              $       774
                                                   ============================================================
Net Earnings per share                              $        0.00                              $      0.10
Average number of shares                                    4,826           2,602 (7)                7,429
                                                   ============================================================

---------------------------------
(1) To reduce amortization of capitalized DBR debenture costs assumed to have been written off on January 1, 1994.
(2) To reduce interest expense by assuming that the $5,000,004 proceeds from issuance of common stock to DBR and Summus are applied against the Company's bank lines of credit. Interest on such lines of credit is variable based on the prime rate and the average rate for 1994 is estimated as 8%.
(3) To reduce interest expense on DBR debentures as if converted at the beginning of the year.
(4)    To reduce dividend income for the year on 14,054 shares of DBR stock.
(5) To record effect of equity in earnings of Duhart-Milon for the year ended December 31, 1994.
(6) To adjust income tax expense by change in earnings before income tax using the statutory income tax rate of 40.5% applicable to the Company during 1994.
(7) To increase average number of shares outstanding for earnings per share calculation due to the issuance of 1,769,143 shares of common stock for DBR debentures converted, and 416,667 shares issued to each of DBR and Summus.


        The accompanying notes are an integral part of these statements.

                          THE CHALONE WINE GROUP, LTD.
                          ----------------------------
                                INCOME STATEMENT
                                ----------------
                      (in thousands, except per share data)
                                                           Six Months Ended            Pro Forma         Pro Forma
                                                             June 30, 1995            Adjustments      June 30, 1995
                                                         ==============================================================
Wine sales                                                $      11,834                              $      11,834
Cost of sales                                                     8,092                     -                8,092
                                                         --------------------------------------------------------------
  Gross Profit                                                    3,742                     -                3,742
SG&A expenses                                             $       2,487            $      (14) (1)           2,473
                                                         --------------------------------------------------------------
  Operating Income                                                1,255                    14                1,269
Interest, net                                                    (1,502)                  310  (2)            (992)
                                                                                          200  (3)
Other, net                                                           92                   (58) (4)              34
                                                         --------------------------------------------------------------
  TOTAL OTHER                                                    (1,410)                  452                 (958)
Earnings of equity interest                                           -                   181  (5)             181
Minority interest                                                  (172)                    -                 (172)
                                                         --------------------------------------------------------------
  Earnings before tax                                              (327)                  647                  320
Income taxes                                                       (135)                  263  (6)             128
                                                         --------------------------------------------------------------
Net Earnings                                              $        (192)                  384        $         192
                                                         ==============================================================
                                                                                            -
Net Earnings per share                                    $       (0.04)                    -        $        0.03
                                                         ==============================================================
                                                                                            -
Average shares outstanding                                        4,962                 2,602  (7)           7,564
                                                         ==============================================================

----------------------------
(1) To reduce amortization of capitalized DBR debenture costs assumed to have been written off on January 1, 1994.

(2) To reduce interest expense on DBR debentures as if converted in the previous period.
(3) To reduce interest expense by assuming that the $5,000,004 proceeds from issuance of common stock to DBR and Summus are applied against the Company's bank lines of credit. Interest on such lines of credit is variable based on the prime rate and the average rate for the first quarter of 1995 is estimated as 8%.
(4)   To reduce dividend income for the year on 14,054 shares of DBR stock
(5) To record effect of equity in earnings of Duhart-Milon for the year ended December 31, 1994.
(6) To adjust income tax expense by change in earnings before income tax using the statutory income tax rate of 40.5% applicable to the Company during 1995.
(7) To increase average number of shares outstanding for earnings per share calculation due to the issuance of 1,769,143 shares of common stock for DBR debentures converted, and 416,667 shares issued to each of DBR and Summus.


        The accompanying notes are an integral part of these statements.


                          THE CHALONE WINE GROUP, LTD.
                         Pro Forma Financial Statements


               NOTE TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
               --------------------------------------------------


The accompanying unaudited pro forma condensed financial statements present the financial position of The Chalone Wine Group, Ltd. ("Chalone") following:
         a. The purchase of a 23.5% interest in Societe Civile de Duhart-Milon-Rothschild in exchange for all of Chalone's ownership in Les Domaines Barons de Rothschild (Lafite)(DBR), 14,054 shares.

         b. The conversion of all of the convertible debentures held by DBR ($12,384,000) at $7.00 per share into 1,769,143 shares of Chalone common stock.

         c. The sale by Chalone for $2,500,000 of 416,667 new common stock shares to each of DBR and Summus Financial, Inc. (Summus) at $6.00 per share and issuance of one warrant to purchase one share of common stock at $8.00 per share for each new common stock share issued to DBR and Summus.

The unaudited pro forma condensed balance sheet assumes that the aforementioned transactions occurred at June 30, 1995, and the condensed statements of income assume that the aforementioned transactions occurred at January 1, 1994. The unaudited pro forma condensed financial statements are not necessarily indicative of the financial condition and/or results of operations had the above transaction been consummated on such dates and may not necessarily be indicative of future performance.